FEDERATED LIMITED TERM FUND
(A portfolio of Federated Fixed Income Securities, Inc.)
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SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED
JANUARY 31, 2004

     A special meeting of the shareholders of Federated Limited Term Fund (the "Limited Term Fund") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania at 2:00 p.m. (Eastern time), on August 27, 2004. Investors who were shareholders of the Limited Term Fund on July 6, 2004 will be asked to vote on the proposed Agreement and Plan of Reorganization described below. If approved by shareholders, the acquisition as explained below will take effect as of August 27, 2004. Shareholders will be notified if this proposed Agreement and Plan of Reorganization is not approved. Please keep this supplement for your records.

     Shareholders will be asked to consider the following proposals:

1. To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Short-Term Income Fund (the "Short-Term Income Fund"), a portfolio of Federated Income Securities Trust, would acquire all of the assets of the Limited Term Fund in exchange for Class A Shares and Institutional Service Shares of Short-Term Income Fund to be distributed pro rata by the Limited Term Fund to holders of its Class A Shares and Class F Shares, respectively, in complete liquidation and termination of the Limited Term Fund; and

2. To transact such other business as may properly come before the meeting or any adjournment thereof.


                                                                    July 6, 2004



Federated Securities Corp., Distributor
Cusip 31417P106
Cusip 31417P205

30546 (7/04)